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        SECURITIES AND EXCHANGE COMMISSION
              WASHINGTON, D.C.   20549


                      FORM 8-K


                   CURRENT REPORT


         PURSUANT TO SECTION 13 OR 15(d) OF
        THE SECURITIES EXCHANGE ACT OF  1934


      Date of Report (Date of earliest event reported):
  -----------------------------------------------------------
                   March 29, 1999



                 NewSouth Bancorp, Inc.
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(Exact name of registrant as specified in its charter)



      Virginia                0-22219            56-1999749
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(State or Other             (Commission      (I.R.S. Employer
Jurisdiction of             File Number)     Identification No.)
Incorporation or
Organization)




      1311 Carolina Avenue, Washington, North Carolina  27889
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       (Address of Principal Executive Offices) (Zip Code)



         Registrant's telephone number, including area code:
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                         (252) 946-4178



                         Not applicable
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 (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
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     On March 29, 1999, NewSouth Bancorp, Inc., a Delaware
corporation ("NewSouth Delaware"), reincorporated in the Commonwealth of Virginia by merging (the "Merger") with its wholly owned subsidiary, NewSouth Bancorp, Inc., a Virginia corporation (the "Company" or "NewSouth Virginia") (the "Reincorporation"), with NewSouth Virginia as the surviving corporation. Under the terms of the Plan of Reorganization and Agreement and Plan of Merger (the "Agreement"), dated January 11, 1999 between NewSouth Delaware and NewSouth Virginia, each share of NewSouth Delaware common stock, par value $.01 per share, ("NewSouth Delaware Common Stock") issued and outstanding immediately prior to the effective date (the "Effective Date") were, by virtue of the Merger, converted into one share of common stock, par value $.01 per share, of NewSouth Virginia ("NewSouth Virginia Common Stock").

     At the Effective Date, the certificates which immediately prior to the Effective Date represented shares of NewSouth Delaware Common Stock were deemed for all purposes to represent the same number of shares of NewSouth Virginia Common Stock. NewSouth Virginia, as a result of the Reincorporation, is the successor issuer of NewSouth Delaware.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.
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     Listed below are the financial statements and exhibits
filed as a part of this report.

     (a)  Financial Statements of Business Acquired.

          Independent Auditors' Report                         *

          Consolidated Statements of Financial Condition
          as of December 31, 1998 (unaudited) and September
          30, 1998 and 1997                                    *

          Consolidated Statements of Operations for the
          Three Months Ended December 31, 1998 and 1997
          (unaudited) and for the Years Ended September 30,
          1998, 1997 and 1996                                  *

          Consolidated Statements of Stockholders' Equity
          for the Three Months December 31, 1998 (unaudited)
          and the for the Years Ended September 30, 1998,
          1997 and 1996                                        *

          Consolidated Statements of Cash Flows for the
          Three Months Ended December 31, 1998 and 1997
          (unaudited) and for the Years Ended September 30,
          1998, 1997 and 1996                                  *

          Notes to Consolidated Financial Statements           *
          ________________

         * The financial information of the business acquired, NewSouth Delaware, has been previously filed by NewSouth Delaware in its Annual Report on Form 10-K for the year ended September 30, 1998 and in its Quarterly Report on Form 10-Q for the quarter ended December 31, 1998 and are hereby incorporated by reference to such reports.


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     Prior to the consummation of the Reincorporation, the
Company did not have any significant assets or liabilities.
Accordingly no financial statements of the Company are presented.

(b) Pro forma consolidated financial statements of NewSouth Virginia would reflect no material differences from the consolidated financial statements of NewSouth Delaware for the periods presented in Item 7(a) above and thus are not included.

(c)  The following exhibits are filed with this Report:

Number          Description
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 2              Plan of Reorganization and Agreement and Plan of
                Merger

 3.1            Articles of Incorporation of NewSouth Virginia

 3.2            Bylaws of NewSouth Virginia

 4              Form of Common Stock Certificate of NewSouth
                Virginia

 99             Description of New South Virginia Capital Stock


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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NewSouth Bancorp, Inc.
                                   (Registrant)


Date: March 29, 1999               By:  /s/ Thomas A. Vann
                                        ------------------------
                                        Thomas A. Vann
                                        President